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                                                                    EXHIBIT 10.9
                                                                  EXECUTION COPY

                          BUDGET AND FUNDING AGREEMENT

     This BUDGET AND FUNDING AGREEMENT, dated as of August 1, 2003 (the "Agreement"), by and among, (i) DDi Corp. ("DDi"), (ii) DDi Capital Corp., formerly known as Details Capital Corp. (the "DDi Capital"); (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. ("Details"); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. ("DDISV", and collectively with Details, the "Borrowers"); (iv) each Subsidiary Guarantor (together with DDi Capital and the Borrowers, the "Grantors"); (v) the Consenting Lenders (as defined below); (vi) the Administrative Agent (as defined below) and (vii) the Professionals (as defined below) signatory hereto, entered into in connection with (a) the Amended and Restated Credit Agreement, dated as of July 23, 1998 and as amended and restated as of August 28, 1998, and as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000, the Fourth Amendment, dated as of February 13, 2001, the Fifth Amendment, dated as of December 31, 2001, the Sixth Amendment, dated as of June 28, 2002, the Seventh Amendment, dated as of June 27, 2003 and the Eighth Amendment, dated as of August 1, 2003 (as amended, supplemented or otherwise modified, the "Credit Agreement") among (i) DDi Capital; (ii) the Borrowers; (iii) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (iv) Bankers Trust Company, as documentation and co-syndication agent; and (v) JPMorgan Chase Bank, as collateral, co-syndication and administrative agent (in such capacity, the "Administrative Agent"), and all collateral and ancillary documentation executed in connection therewith, including, without limitation, the hedge agreement (the "Hedge Agreement") entered into by Details with JPMorgan Chase Bank (collectively, the "Loan Documents") and (b) that certain Restructuring Support Agreement dated as of August 1, 2003 (the "RSA") by and among the DDi Group (as defined in the RSA) and the Consenting Lenders (as defined in the RSA).

                              W I T N E S S E T H:

     WHEREAS, pursuant to the RSA, the Consenting Lenders have consented to, inter alia, the Restructuring Terms subject to certain terms and conditions set forth in the RSA.

     WHEREAS, pursuant to the RSA, DDi and DDi Capital (collectively, the "Filing Entities") will file voluntary petitions (the "Chapter 11 Cases") for relief under Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") and will file a Conforming Chapter 11 Plan and enter into the Conforming Restructuring Loan Documents in each case to implement the Restructuring Terms.

     WHEREAS, pursuant to the Loan Documents, the Lenders have a lien on all or substantially all of the assets of the Borrowers and their subsidiaries, including without limitation, all cash and proceeds of collateral held by such persons (the "Cash Collateral").

     WHEREAS, the Restructuring Terms provide for a budget and cash funding mechanism (the "Budget and Funding Mechanism") relating to the use of the Cash Collateral in connection with the Restructuring as more fully described below, and it is a condition to the RSA that the parties enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the RSA.

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     2. Budget.

          (a) The Consenting Lenders hereby agree to permit the Borrowers to use the Cash Collateral solely as provided in this Agreement. Each of the Borrowers hereby agrees not to use the Cash Collateral except for the payment of the costs and expenses associated with the operation of the Borrowers' business during the Chapter 11 Cases and the costs and expenses associated with the conduct of the Chapter 11 Cases of the types specified in and in accordance with the Budget delivered pursuant to this Agreement (the "Budget", which term shall include the Initial Budget, the Second Interim Budget and the Third Interim Budget (each as defined below), as applicable). A copy of the initial Budget (the "Initial Budget") for the period commencing August 1, 2003 and ending on October 26, 2003 is annexed hereto as Exhibit A. No later than September 22, 2003, the Borrowers shall provide the Administrative Agent with a revised Budget for the period commencing September 29, 2003 and ending on January 4, 2003 (in form and substance approved by the Administrative Agent, the "Second Interim Budget") and no later than December 1, 2003, the Borrowers shall provide the Administrative Agent with a revised Budget for the period commencing December 8, 2003 and ending on February 1, 2003 (in form and substance approved by the Administrative Agent, the "Third Interim Budget"). The Budget may be amended, modified or supplemented from time to time with the written consent of the Required Lenders or, in the event of non-material amendments, with the written consent of the Administrative Agent; provided, however, that no such amendment, modification or supplement to the Budget shall reduce the amounts budgeted for each month for Advisor Fees without the prior written consent of each Professional (as defined below) whose fees are affected thereby.

          (b) The parties acknowledge that, under the Budget, amounts authorized to be spent in any given week (or in the case of the Professionals, in any given month) and not so expended may be carried forward and spent in any succeeding week (or in the case of the Professionals, in any succeeding month) until the Expiration Date. If amounts authorized to be spent on a Professional's Advisor Fees (as defined below) are greater than the amount set forth for such Professional's Advisor Fees in any given month, then such Professional's Advisor Fees shall be paid out of the amount set forth for the subsequent month; provided, further that upon the Expiration Date, if such Professional's Advisor Fees exceed the aggregate amount of the Budget during the Budget and Funding Period, then such Professional will have an allowed administrative expense claim for such excess amount, which amount shall be subject to Bankruptcy Court approval, at the termination of the Chapter 11 Cases. With respect to any approval or disapproval of expenditures set forth in the Budget or in any proposed budget, the Administrative Agent and the Consenting Lenders shall not owe any fiduciary duty to the Professionals, the Borrowers or any of the Filing Entities or their respective creditors, shareholders or estates.

     3. Implementation of Budget and Funding Mechanism. On or before August 1, 2003, each of the Borrowers and the Filing Entities agree to do the following:

          (a) The Borrowers shall enter into an amendment to the account control agreement with respect to the Reserved Cash Account (as defined in the Eighth Amendment) in a form and substance acceptable to the Administrative Agent.

          (b) The Borrowers shall open and fund the JPM Controlled Account (as defined in the Eighth Amendment).

          (c) The JPM Controlled Account will be subject to a deposit account control agreement in form and substance satisfactory to the Administrative Agent.

          (d) The Borrowers shall transfer all funds on deposit in Account #209-14469 established with Bank of America and shall deposit such funds into the JPM Controlled Account.

          (e) On or before August 1, 2003, the Filing Entities shall open and maintain an account at JPM, from which account disbursements shall be made for the payment of Advisor Fees and other specified costs and expenses incurred in connection with the Chapter 11 Cases (the "Restructuring

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                                                                               3

Account"), and the Restructuring Account will be subject to a deposit account control agreement in form and substance acceptable to the Administrative Agent.

          f. Except as otherwise provided herein, the Borrowers' and their subsidiaries' other cash management and accounts receivable collection system, including the banks associated therewith, shall be maintained, and the Borrowers agree not to, and cause their subsidiaries not to, modify this cash management system or establish any new bank accounts without the Administrative Agent's prior written consent.

     4. Retainers. Subject to all of the terms and conditions hereof, the Initial Budget shall provide for the payment of retainers for the professionals identified therein (the FE Professionals (as defined below) and the Non-FE Professionals (as defined below), collectively, the "Professionals") in the aggregate amounts set forth below (collectively, the "Retainers"; and for each Professional, a "Retainer") to provide for the payment of a portion of the reasonable fees ("Fees") and expenses ("Expenses", and together with the Fees, the "Advisor Fees") incurred by such Professionals in connection with the Chapter 11 Cases; provided, however, that notwithstanding the foregoing, the aggregate amount of the Retainers shall in no event exceed $1,773,333.00.

--------------------------------------------------------------------------------
                               ___________________
--------------------------------------------------------------------------------
Retained by Filing Entities               Amount equal to three times (3x) the
(collectively, the "FE Professionals";    monthly amount provided for such
individually, a "FE Professional")        Professional in the Budget
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Not retained by Filing Entities           Amount equal to two times (2x) the
(excluding any professionals retained     monthly amount provide for such
by the Administrative Agent or the        Professional in the Budget
Lenders, collectively, the "Non-FE
Professionals"; individually, a "Non-FE
Professional")
--------------------------------------------------------------------------------

The Retainers set forth in this Section 4 shall be payable no earlier than August 8, 2003 (but in any event prior to the Petition Date) so long as the PSA shall be effective on or before August 8, 2003. If (x) an Official Committee of Unsecured Creditors (the "Creditors' Committee") is appointed in the Chapter 11 Cases, and (y) a Professional receives a Retainer, and such Professional's retention is not approved by the Bankruptcy Court, such Professional shall (i) no longer be entitled any additional Advisor Fees pursuant to this Agreement, provided, however, that any Advisor Fees incurred through the date that the Creditors' Committee selects its professionals shall be payable pursuant to the Budget, and (ii) immediately remit the unused portion of such Retainer to the Filing Entities for deposit into the Restructuring Account (it being understood that such remitted funds must be used before the Borrowers deposit additional funds into the Restructuring Account).

     5. Filing Entities' Restructuring Fees. Subject to the PSA's having become effective on or before August 8, 2003, for the period (the "Budget and Funding Period") commencing on August 8, 2003 to the Expiration Date (as defined below), the Consenting Lenders agree, subject to the terms and conditions of this Agreement and the Budget, to permit the Borrowers to pay the Advisor Fees, the Retainers and the fees payable to the Bankruptcy Court and the Office of the United States Trustee (the "United States Trustee") in connection with the Chapter 11 Cases (excluding any fees incurred in connection with DDi Europe and its European subsidiaries)(collectively, the "Filing Entities' Restructuring Fees"). The following procedures shall apply to the payment of the Filing Entities' Restructuring Fees:

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          (a) No later than the last business day of each month immediately succeeding the month for which compensation is sought (but in no event later than January 25, 2004), each Professional will deliver a monthly statement (the "Monthly Statement") of its Advisor Fees, which statement shall include (i) detailed daily time entries and summaries of time (redacted as may be necessary and appropriate) (except in the case of any Professional that does not maintain such time records in the ordinary course) and (ii) a detailed summary of all disbursements and expenses for which the Professional is seeking reimbursement to the following: (i) John Stumpf, Chief Financial Officer, Dynamic Details, Inc., 1220 Simon Circle Anaheim, CA 92806, with a copy to Kirkland & Ellis LLP, 777 South Figueroa Street, Los Angeles, California 90017 (Attn. Sharon Kopman, Esq.), (ii) Administrative Agent, 270 Park Avenue, New York, NY 10017 (Attn:
Jonathan E. Katz), (iii) Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017 (Attn: Kathrine A. McLendon, Esq.), (iv) counsel to any statutory committee of creditors of the Filing Entities appointed by the United States Trustee and (iv) the United States Trustee.

          (b) Provided that the Interim Compensation Motion and the Funding Motion have been approved by the Bankruptcy Court pursuant to final orders, within five (5) calendar days of the submission of the Monthly Statements by a Professional, the Consenting Lenders shall permit the Borrowers to deposit an amount of the Cash Collateral equal to 80% of such Professional's Fees and 100% of such Professional's Expenses into the Restructuring Account. Immediately upon receipt of such funds, subject to the Budget and this Agreement, the Filing Entities shall pay such Professional (i) 80% of its Fees and (ii) 100% of its Expenses.

          (c) If a Professional's Advisor Fees are less than the amount provided for in the Budget, the excess availability shall roll over into the next period; if a Professional's Advisor Fees are greater than the amount provided for in the Budget, such Professional's excess Advisor Fees shall be paid out of the next period's availability.

          (d) If the PSA becomes effective on or before August 8, 2003, all Filing Entities' Restructuring Fees (excluding the Retainers) paid out of the Cash Collateral after August 8, 2003 shall constitute an allowed administrative expense claim of the Lenders pursuant to Sections 503(b)(1), 507(a) and 507(b) of the Bankruptcy Code with priority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code including, without limitation, Sections 105, 326, 328, 330, 331 and 726 of the Bankruptcy Code, and shall at all times be senior to the rights of the Filing Entities, and any successor trustee or any creditor in the Chapter 11 Cases or any subsequent proceedings under the Bankruptcy Code (such claim of the Lenders in either case, the "Allowed Superpriority Administrative Expense Claim"), subject to Section 8(c) below.

          (e) Upon entry of a final order by the Bankruptcy Court approving both the Funding Motion and the Interim Compensation Motion, the FE Professionals shall agree to consent to apply a maximum of two-thirds (2/3) of the amount of each of their respective Retainers to the first 80% of their respective Fees and 100% of their respective Expenses until such portion of their Retainers has been fully utilized and the Non-FE Professionals shall agree to consent to apply a maximum of one-half (1/2) of the amount of each of their respective Retainers to 80% of their respective Fees and 100% of their respective Expenses until such portion of their Retainers has been fully utilized.

          (f) If the Bankruptcy Court does not approve the Interim Compensation Motion, then the Consenting Lenders shall permit the Borrowers to deposit into the Restructuring Account, on a monthly basis, an amount of the Cash Collateral equal to the amount of the Filing Entities' Restructuring Fees for one (1) month under the Budget, and the Filing Entities shall pay such Filing Entities' Restructuring Fees upon compliance with the orders of the Bankruptcy Court.

          (g) The payment of all Filing Entities' Restructuring Fees shall be subject to the Budget, the terms and conditions of this Agreement and orders of the Bankruptcy Court that have been approved in form and substance by the Administrative Agent.

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          (h) The total aggregate amount of the Filing Entities' Restructuring
Fees permitted to be paid pursuant to this Agreement shall not exceed the amounts provided for in the Budget for, and only during, the Budget and Funding Period. Each Filing Entity agrees that in the event any such Professional's Advisor Fees exceed the aggregate budgeted amount for such Professional, that such Professional will have an allowed administrative expense claim for such excess amount that is approved by the Bankruptcy Court at the termination of the Bankruptcy Cases (it being understood that all Filing Entities' Restructuring Fees accrued during the Budget and Funding Period will be paid by the Borrowers from the Cash Collateral, subject to the Budget).

     6.   Agreements of the Filing Entities.

          (a) No later than one (1) business day after the commencement of the Chapter 11 Cases (the "Petition Date"), the Filing Entities acknowledge and agree that the Filing Entities shall file a Motion for Interim Monthly Compensation (in form and substance satisfactory to the Administrative Agent, the "Interim Compensation Motion") pursuant to the Bankruptcy Court's Administrative Order M-219, dated January 24, 2000 and the terms and conditions of this Agreement seeking entry of an order approving the monthly interim compensation of the Professionals (in form and substance satisfactory to the Administrative Agent, the "Interim Compensation Order").

          (b) No later than one (1) business day after the Petition Date, the Filing Entities acknowledge and agree that the Filing Entities and the Borrowers shall file a Joint Motion (in form and substance acceptable to the Administrative Agent, the "Funding Motion") seeking entry of an order (in form an substance satisfactory to the Administrative Agent, the "Funding Order") permitting the Borrowers to continue payment of the Filing Entities' Restructuring Fees relating to the Restructuring Transaction pursuant to the terms of the Budget and this Agreement.

          (c) Each of the Filing Entities acknowledges and agrees that any funds deposited in the Restructuring Account shall be used solely for payment of the Filing Entities' Restructuring Fees and as otherwise provided in this Agreement and the Budget.

          (d) Each of the Filing Entities acknowledges and agrees that the Allowed Superpriority Administrative Expense Claim shall be an allowed claim under the Funding Order, subject to the terms of Section 7(g) and Section 8(c).

          (e) Each of the Filing Entities shall perform all of the terms and conditions hereunder.

          (f) Each of the Filing Entities acknowledges and agrees that (i) neither the Consenting Lenders nor the Borrowers shall have any obligation, implicit or otherwise, to pay the Retainers and the remainder of the Filing Entities' Restructuring Fees, except as set forth herein, and only through the Expiration Date (as defined below), (ii) payment of such Filing Entities' Restructuring Fees does not and will not give rise to any liability on the part of the Consenting Lenders, (iii) payment of such Filing Entities' Restructuring Fees (other than the Advisor Fees) does not and will not give rise to any liability on the part of the Borrowers and (iv) the Consenting Lenders have not agreed to the use of the Cash Collateral for payment of any obligation that the Borrowers may have (if any) to such Professionals.

          (g) Each of the Filing Entities shall permit the Administrative Agent and its representatives, in the Administrative Agent's reasonable discretion, to inspect and copy the Filing Entities' books and records during normal business hours.

          (h) Each of the Filing Entities acknowledges and agrees that in the event any such Professional's respective Advisor Fees exceed the budgeted amount for such Professional in the aggregate, that such Professional will have an allowed administrative expense claim for such excess amount that is approved by the Bankruptcy Court at the termination of the Bankruptcy Cases.

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     7.   Agreements of the Borrowers.

          (a) No later than one (1) business day after the Petition Date, the Borrowers and the Filing Entities shall file the Funding Motion.

          (b) Each of the Borrowers acknowledges and agrees that they shall only use the Cash Collateral as provided in this Agreement and pursuant to the Budget.

          (c) Each of the Borrowers acknowledges and agrees that any funds deposited in the Restructuring Account shall solely be used to pay the Filing Entities' Restructuring Fees and as otherwise provided in this Agreement and the Budget.

          (d) Each of the Borrowers agree to perform all of the terms and conditions hereunder.

          (e) Each of the Borrowers acknowledges and agrees that the Consenting Lenders do not have any obligation to pay the Filing Entities' Restructuring Fees and that the payment of the Filing Entities' Restructuring Fees does not give rise to any liability to the Professionals.

          (f) Each of the Borrowers acknowledges and agrees that if the Bankruptcy Court does not approve the Interim Compensation Motion and/or requires the Professionals to exhaust their respective Retainers prior to receiving payment directly from the Filing Entities, then the Consenting Lenders agree to permit the Borrowers to, each month, deposit an amount of the Cash Collateral equal to one month of Advisor Fees (excluding the Retainers) for each Professional (provided, however, that each respective Professional's Retainers must be applied pursuant to Section 5(e) herein before any such amounts are deposited into such the Restructuring Account for such Professional) under the Budget into the Restructuring Account.

          (g) Each of the Borrowers acknowledges and agrees that the Allowed Superpriority Administrative Expense Claim shall be a claim of the Lenders and not of the Borrowers.

          (h) Each of the Borrowers acknowledges and agrees that the Borrowers shall jointly provide the following reports (the "Reporting Requirements") to the Administrative Agent (which may be further transmitted to the Administrative Agent's advisors and the Consenting Lenders): (x) commencing on Wednesday, August 6, 2003, and on every Wednesday thereafter, the Borrowers shall prepare and deliver, as of the week ending the preceding Friday, a weekly report of the actual cash balances as compared to the Budget, with a report of any material variances and the reasons therefore, in each case in a form reasonably satisfactory to the Administrative Agent; (y) no later than the fourteenth (14) day following the last calendar day of each calendar month (commencing with the month of August), the Borrowers shall prepare (i) a monthly report of the actual Cash Collected (as defined in the Budget), actual Cash Disbursements (as defined in the Budget) and actual Advisor Fees (as defined in the Budget) for such immediately preceding month as compared to the Budget for such calendar month on a line item basis with key assumptions and supporting detail; and (ii) a report of the actual Ending Cash Balance (as defined in the Budget) for such immediately preceding month as compared to the Budget for such calendar month, in each case in a form reasonably satisfactory to the Administrative Agent; and
(z) all reports required under the terms of the Credit Agreement, when required to be provided thereunder and such other reports and information as may be reasonably requested by the Administrative Agent from time to time. A Default (as defined below) shall occur under this Agreement if: (a) with respect to the weekly Reporting Requirements set forth in clause (x), if the actual Ending Cash Balance is 15% less than the amount set forth in the Budget for such week, or
(b) with respect to the monthly Reporting Requirements set forth in clause (y), if (i) the actual Total Cash Collected (as defined in the Budget) is 20% less than the amount set forth in the Budget for such calendar month, (ii) the actual Total Operating Disbursements (as defined in the Budget) exceeds 20% of the amount set forth for such Total Operating Disbursements in the Budget for such calendar month or (iii) the actual Ending Cash Balance is 10% less than the amount set forth in the Budget for such calendar month. A chart outlining the deadlines for the filing of such reports and the Interim Budgets is annexed hereto as Schedule I.

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     8. Agreements of the Consenting Lenders.

          (a) Each Consenting Lender hereby consents to and shall not object to the filing of the Interim Compensation Motion and the Funding Motion.

          (b) Each Consenting Lender agrees to permit the Filing Entities and the Borrowers to use the Cash Collateral, subject to the Budget and the terms and conditions provided herein for the period commencing on August 8, 2003 up to and including the Expiration Date.

          (c) Each Consenting Lender hereby agrees to waive the Allowed Superpriority Administrative Expense Claim if the Restructuring Transaction is consummated on or before January 30, 2004.

          (d) If the Bankruptcy Court does not approve the Interim Compensation Motion, then the Consenting Lenders agree to permit the Borrowers to deposit into the Restructuring Account, on a monthly basis, an amount of the Cash Collateral equal to the amount of the Filing Entities' Restructuring Fees for one (1) month under the Budget, and the Filing Entities shall pay such Filing Entities' Restructuring Fees upon compliance with the orders of the Bankruptcy Court.

     9. Agreements of the Professionals.

          (a) Each of the Professionals agrees that the Consenting Lenders shall not have any obligation, implicit or otherwise, to pay the Retainers and the remainder of the Filing Entities' Restructuring Fees (which include the Advisor
Fees), except as set forth in, and only through the Expiration Date, of this Agreement, and that payment of such Filing Entities' Restructuring Fees does not and will not give rise to any liability on the part of the Consenting Lenders. The Professionals further agree that, except as set forth in, and only through the Expiration Date, of this Agreement: (i) the Borrowers' shall not have any obligation, implicit or otherwise, to pay the Filing Entities' Restructuring Fees (other than Advisor Fees), and (ii) the Consenting Lenders have not agreed to the use of the Cash Collateral for payment of any obligation that the Borrowers may have (if any) to such Professionals.

          (b) Upon entry of a final order by the Bankruptcy Court approving both the Funding Motion and the Interim Compensation Motion, the FE Professionals agree to apply a maximum of two-thirds (2/3) of the amount of each of their respective Retainers to 80% of their respective Fees and 100% of their respective Expenses and the Non-FE Professionals agree to apply a maximum of one-half (1/2) of the amount of each of their respective Retainers to 80% of their respective Fees and 100% of their respective Expenses. It being understood that the Filing Entities shall not pay any Professional for its Advisor Fees unless and until such amounts are so applied.

          (c) Each of the Professionals acknowledges and agrees that if its Advisor Fees exceed the budgeted amount in aggregate, that such Professional will have an Allowed (as defined in the Conforming Plan) administrative expense claim for such excess amount at the termination of the Bankruptcy Cases.

          (d) Each of the Professionals acknowledges and agrees that (i) if a Professional's Advisor Fees are less than the amount provided for in the Budget, the excess availability shall roll over into the next period and (ii) if a Professional's Advisor Fees are greater than the amount provided for in the Budget, such Professional's excess Advisor Fees shall be paid out of the next period's availability.

     10. Representations and Warranties. Each Professional, Filing Entity and Borrower, severally (and not jointly) represents and warrants to the Consenting Lenders that the following statements are true, correct and complete as the date hereof:

          (a) it is duly organized, validly existing, and in good standing under the laws of the state of its organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party's obligations hereunder have been duly authorized by all necessary corporate, limited liability, partnership or other similar action on its part;

          (b) the execution, delivery, and performance by such Party of this Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws or other organizational documents or those of any of its subsidiaries, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party; and

          (c) this Agreement is a good faith agreement.

     11. Termination. This Agreement shall be in full force and effect from August 1, 2003 through and including the Expiration Date (as defined below); provided, however, that the agreement to fund the Filing Entities' Restructuring Fees is contingent upon the effectiveness of the PSA. Unless the Required Lenders have otherwise agreed in writing, the Filing Entities' and the Borrowers' use of the Cash Collateral under this Agreement shall terminate on the date (the "Expiration Date") that is the earlier to occur of (x) August 8, 2003, which date shall automatically be extended to January 30, 2004 if the PSA becomes effective on or before August 8, 2003; (y) on the date any foreclosure proceeding is commenced against, or any bankruptcy case is commenced by or against, Details or DDISV; or (z) three (3) business days following the receipt by the Filing Entities, the Borrowers, the Ad Hoc Committee, any statutory committee appointed in the Chapter 11 Cases and the United States Trustee of written notice from the Administrative Agent of the occurrence and continuance of any of the following defaults (the "Defaults") under this Agreement: (i) the Bankruptcy Court shall not enter an order approving this Agreement or any court shall enter an order reversing, amending, supplementing, staying, vacating or otherwise modifying the order approving this Agreement; (ii) any of the Filing Entities and the Borrowers shall otherwise fail to comply in any material respect with the terms hereof, including without limitation, failing to comply with the Reporting Requirements for making types of payments not set forth in the Budget; (iii) any representation or warranty made by the Borrowers in connection with the Reporting Requirements shall prove to have been incorrect in any material respect when made; (iv) a Termination Event shall have occurred under the RSA; and (v) the Filing Entities shall fail to make a payment to the Professionals as required under this Agreement. In the event of a termination of this Agreement, the Filing Entities' Restructuring Fees accrued to the date of termination shall be paid by the Borrowers and the Filing Entities' in accordance with the Budget and the other applicable terms hereof. Subject to the immediately preceding sentence, on the Expiration Date, (i) the Borrowers' right to use the Cash Collateral under this Agreement shall terminate and the Borrowers shall immediately cease using the Cash Collateral pursuant to this Agreement, (ii) the Filing Entities' right to use the Cash Collateral shall terminate and the Filing Entities' shall immediately cease using the Cash Collateral (and, in the event any amounts remain in the Restructuring Account after payment of Filing Entities' Restructuring Fees accrued to the Expiration Date shall immediately be transferred to the Borrowers for deposit into the JPM Controlled Account) and (iii) the Administrative Agent and each Consenting Lender shall have all their rights and remedies under the Loan Documents, including the right to setoff amounts in any account of the Borrowers and the Filing Entities maintained with any such party. Notwithstanding the occurrence of the Expiration Date or anything herein, all of the rights, remedies, benefits and protections provided to the Administrative Agent and the Consenting Lenders under this Agreement shall survive the Expiration Date.

     12. Limited Effect. The provisions of this Agreement shall be effective solely for the purposes set forth herein, shall be limited precisely as written and shall not be deemed to (a) waive any Default or Event of Default (each as defined in the Loan Documents) under the Loan Documents or (b) otherwise prejudice any right or remedy which the Consenting Lenders or the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents.

     14. Reservation of Rights; No Waiver; Cumulative Remedies. Each of the Filing Entities and the Borrowers jointly and severally acknowledges and agrees that, except as otherwise provided herein, the Consenting Lenders shall preserve all rights, remedies, powers or privileges under the Credit Agreement and the other Loan Documents and under applicable law. Nothing contained herein shall in any way (i) limit or otherwise prejudice any right, remedy, power or privilege which the Consenting Lenders or the Administrative Agent may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or diminish any of the obligations of the Filing Entities and the Borrowers or any of their respective Subsidiaries contained in the Credit Agreement or any other Loan Document, (ii) waive any Default (as defined in the Loan Documents) or Event of Default (as defined in the Loan Documents), or (iii) waive, modify, consent to or amend any term or condition of the Credit Agreement or any other Loan Document. The rights, remedies, powers and privileges of the Administrative Agent and the Consenting Lenders provided under this Agreement and the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     15. Full Force and Effect; No Change. Except as expressly stated herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Consenting Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, waived, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

     16. Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN.

     18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        DDi CAPITAL CORP.


                                        By: /s/ TIMOTHY DONNELLY
                                            ------------------------------------
                                            Title: VP


                                        DYNAMIC DETAILS, INCORPORATED


                                        By: /s/ TIMOTHY DONNELLY
                                            ------------------------------------
                                            Title: VP


                                        DYNAMIC DETAILS, INCORPORATED, SILICON
                                        VALLEY


                                        By: /s/ TIMOTHY DONNELLY
                                            ------------------------------------
                                            Title: VP


                                        DDi Corp.


                                        By: /s/ TIMOTHY DONNELLY
                                            ------------------------------------
                                            Title: VP

                                        JPMORGAN CHASE BANK, as
                                        Administrative Agent, Collateral Agent,
                                        Co-Syndication Agent


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Title: Vice-President


                                        JPMORGAN CHASE BANK, on behalf of the
                                        Consenting Lenders


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Title: Vice-President

                                        KIRKLAND & ELLIS LLP


                                        By: /s/ SHARON M. KOPMAN
                                            ------------------------------------
                                            Title: Senior Associate


                                        PAUL, HASTINGS, JANOFSKY & WALKER LLP


                                        By: /s/ JOHN F. DELLA GROTTA
                                            ------------------------------------
                                            Title: Partner


                                        HOULIHAN LOKEY HOWARD & ZUKIN


                                        By: /s/ ERIC WINTHROP
                                            ------------------------------------
                                            Title: Vice President


                                        STUTMAN TREISTER & GLATT PROFESSIONAL
                                        CORPORATION


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Title: Illegible


                                        AKIN GUMP STRAUSS HAUER & FELD LLP


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Title: Partner


                                        JEFFERIES GROUP INC.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Title:

                                                                  EXECUTION COPY

                                    EXHIBIT A

                                [Interim Budget]

                                                                  EXECUTION COPY

                                   Schedule I
                Deadlines for Filing Reports and Interim Budgets

--------------------------------------------------------------------------------------------------------
WEEK             PERIOD              WEEKLY REPORT   MONTHLY REPORT           BUDGET MAINTENANCE
--------------------------------------------------------------------------------------------------------
  1             July 29 - August 3
--------------------------------------------------------------------------------------------------------
  2           August 4 - August 10       06-Aug
--------------------------------------------------------------------------------------------------------
  3          August 11 - August 17       13-Aug
--------------------------------------------------------------------------------------------------------
  4          August 18 - August 24       20-Aug
--------------------------------------------------------------------------------------------------------
  5          August 25 - August 31       27-Aug
--------------------------------------------------------------------------------------------------------
  6      September 1 - September 7       03-Sep
--------------------------------------------------------------------------------------------------------
  7     September 8 - September 14       10-Sep          14-Sep
--------------------------------------------------------------------------------------------------------
  8    September 15 - September 21       17-Sep
--------------------------------------------------------------------------------------------------------
  9    September 22 - September 28       24-Sep                       PROVIDE 2nd Interim Budget to A.A.
--------------------------------------------------------------------------------------------------------
 10       September 29 - October 5       01-Oct                              COMMENCE 2nd Interim Budget
--------------------------------------------------------------------------------------------------------
 11         October 6 - October 12       08-Oct          14-Oct
--------------------------------------------------------------------------------------------------------
 12        October 13 - October 19       15-Oct
--------------------------------------------------------------------------------------------------------
 13        October 20 - October 26       22-Oct
--------------------------------------------------------------------------------------------------------
 14        October 27 - November 2       29-Oct
--------------------------------------------------------------------------------------------------------
 15        November 3 - November 9       05-Nov
--------------------------------------------------------------------------------------------------------
 16      November 10 - November 16       12-Nov          14-Nov
--------------------------------------------------------------------------------------------------------
 17      November 17 - November 23       19-Nov
--------------------------------------------------------------------------------------------------------
 18      November 24 - November 30       26-Nov                       PROVIDE 3rd Interim Budget to A.A.
--------------------------------------------------------------------------------------------------------
 19        December 1 - December 7       03-Dec                              COMMENCE 3rd Interim Budget
--------------------------------------------------------------------------------------------------------
 20       December 8 - December 14       10-Dec          14-Dec
--------------------------------------------------------------------------------------------------------
 21      December 15 - December 21       17-Dec
--------------------------------------------------------------------------------------------------------
 22      December 22 - December 28       24-Dec
--------------------------------------------------------------------------------------------------------
 23        December 29 - January 4       31-Dec
--------------------------------------------------------------------------------------------------------
 24         January 5 - January 11       07-Jan          14-Jan
--------------------------------------------------------------------------------------------------------
 25        January 12 - January 18       14-Jan
--------------------------------------------------------------------------------------------------------
 26        January 19 - January 25       21-Jan
--------------------------------------------------------------------------------------------------------
 27        January 26 - February 1       28-Jan                                END of 3rd Interim Budget
--------------------------------------------------------------------------------------------------------
                                                         14-Feb
--------------------------------------------------------------------------------------------------------